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SCHEDULE 14A
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Synthesis Energy Systems, Inc.

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Explanatory Note
This filing consists of a copy of a presentation made by certain representatives of Synthesis Energy Systems, Inc. (the “Company”) on Monday, October 10, 2011 at the Gasification Technologies Conference in San Francisco, California. Copies of the presentation are also available on the Company’s website, www.synthesisenergy.com.
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In connection with the proposed transaction, the Company has filed a preliminary proxy statement, and intends to file a definitive proxy statement, with the SEC and to mail the definitive proxy statement to the Company’s stockholders. The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the transaction. Information about the transaction is set forth in the preliminary proxy statement filed, and will be set forth in the definitive proxy statements to be filed, by the Company with the SEC.
You may obtain the preliminary proxy statement, and when available the definitive proxy statement, for free by visiting EDGAR on the SEC web site at www.sec.gov. Stockholders and investors should read the definitive proxy statement carefully before making any voting or investment decision because that document will contain important information.

Synthesis Energy Systems www.synthesisenergy.com Making a Global Impact Gasification Technologies Conference San Francisco, CA October 10, 2011 UNLOCKING VALUE THROUGH CLEAN ENERGY TECHNOLOGY

Forward-Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the early stage of development of SES, its estimate of the sufficiency of existing capital sources, its ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations, its ability to reduce operating costs, the limited history and viability of its technology, the effect of the current international financial crisis on its business, commodity prices and the availability and terms of financing opportunities, its results of operations in foreign countries and its ability to diversify, its ability to maintain production from its first plant in the ZZ joint venture, its ability to complete the expansion of the ZZ project, its ability to obtain the necessary approvals and permits for its Yima project and other future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project, its ability to negotiate the terms of the conversion of the Yima project from methanol to glycol, the sufficiency of internal controls and procedures and the ability of SES to grow its business as a result of the ZJX and Zuari transactions as well as its joint venture with Midas Resource Partners. Although SES believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. SES cannot assure you that the assumptions upon which these statements are based will prove to have been correct. 2

3 ABOUT US

Company Overview Global gasification leader - competitively differentiated, technologically advantaged Creating high value, high margin clean energy products in the most rapidly growing markets in the world U-GAS(r) technology(1) - exclusive worldwide license, highly scalable, proprietary, and readily commercially deployable Business model well vetted and commercially proven; 3.5 years successfully operating in China, working to build key position in IndiaMultiple projects in pipeline with attractive economics, successfully leveraging off regional growth platformsDeveloping "captive" low cost positions in low rank coal and biomass feedstocks; vertically integratingManagement team - decades of industry experience, technical sophistication, in-country knowledge and leadership 4 (1) U-GAS(r) is exclusively licensed from the Gas Technology Institute with SES' patented design improvements

Building Momentum Yima/ZJX Investment (China)$84 million pending investment into SESCollaboration leverages position in ChinaFacilitates multiple development opportunitiesZuari Investment (India)Initial $5 million investment into CompanyFirst step in establishing key position in high growth, high demand marketplaceDevelopment, licensing initiatives underway SES/Midas Joint Venture (Resources)Vertically integrates feedstock resources, enhances competitive advantageIntended to develop resource-based and gasification project partnerships SES this year has made significant progress advancing its business plan and attracting investment capitalThese initiatives provide opportunities to build on existing positions, expand into important rapidly developing markets, and create long term valueKey additional initiatives include SES' recently announced technical services agreement with Ambre Energy. Application of U-GAS(r) in large scale Queensland GTL projectOpens up new opportunities for licensing, equipment supply, and other technical services arrangements 5

World Coal Reserves Billion Short Tons Sources: US EIA International Energy Outlook 2011(1), BP Statistical Review of World Energy 2011(2) USA(1)Total: 260.6Bituminous & Anthracite: 119.6Sub-bituminous: 108.2Lignite: 33.2 Turkey(2)Total: 2.6Bit & Anthracite: 0.6Sub-bit & Lignite: 2.0 India(1)Total: 66.8Bituminous & Anthracite: 61.8 Lignite: 5.0 China(1)Total: 126.2Bituminous & Anthracite: 68.6Sub-bituminous: 37.1Lignite: 20.5 Vietnam(2)Total: 0.2Bit & Anthracite: 0.2 Indonesia(2)Total: 6.1Bituminous & Anthracite: 1.7Sub-bituminous & Lignite: 4.4 Australia & NZ(1)Total: 84.8Bit & Anthracite: 40.9Sub-bituminous: 2.5Lignite : 41.4 Total World Reserves(1)Total: 948Bituminous & Anthracite: 445.7Sub-bituminous: 287.0Lignite: 215.3 Sub-bituminous and lignite account for 53% of total recoverable global reserves Africa(1)Total: 34.9Bituminous & Anthracite: 34.7Sub-bituminous: 0.2 Russia(1)Total: 173.1Bit & Anthracite: 54.1Sub-bituminous: 107.4Lignite:11.5 6

U-GAS(r)(1) is a unique, proven technological gasification process that addresses the challenges of creating energy from low cost, low quality coal and biomass feedstocks Our Technology Platform - U-GAS(r) Syngas Originated in U.S. at Gas Technology Institute ("GTI") and perfected over a thirty-five year periodCommercialized by SES' two projects in ChinaFuel flexible - all ranks of coal & biomassSimple, low-cost designEfficient, low maintenance, reliableLower water usage, improved environmental performance Well suited for small and larger scale applications 7 (1) U-GAS(r) is exclusively licensed from the Gas Technology Institute with SES' patented design improvements

8 TECHNOLOGY

Paths To Value Creation 9 CO2CaptureCapable Low Value Feedstock High Value End Products Gasoline blendingSyngas to gasolineDiesel - DME & FTL LPG - DME blending SNG Fuel Gas IGCCFuel cells MethanolHydrogenOlefinsAcetic AcidGlycol Low quality coals Biomass Downstream Processes By-Products Synthesis Gas (CO+ H2) Sulfur Ash Chemicals Fuels Fertilizers Power Gas Steel Making AmmoniaUrea DRI SES' U-GAS(r) (1) (1) U-GAS(r) is exclusively licensed from the Gas Technology Institute with SES' patented design improvements Conversion Processes

Technology Advantages Industry leading capability Commercially Proven Technology Developed by GTI over the past 35 years 11 pilot, demo and commercial units since 1975 SES proprietary "know-how" & technology capability Growing SES IP with twelve new patents pending Fuel Flexible Industry leading fuel range for coals & biomass Proven operation on the lowest cost coals Low Cost Low Operating Costs High operating reliability/availability Low water usage Low Capital Costs 30 to 40% lower than other gasification technologies More economical at smaller scale Equipment sourcing capability from China Environmental Solutions Creates clean gaseous product from dirty solid fuel Greenhouse gas capture capable - CO2 No generation of tars & oils U-GAS(r) Advantages 10 10 Environmental Solutions

U-GAS(r): Efficient, Clean OperationFluidized Bed vs Fixed/Moving Bed SES has Unique Advantage over Fixed/Moving BedFixed/moving bed has lower carbon conversion efficiencies due to the lower operating temperature Fixed/moving bed has non-uniform temperature profile, which promotes the generation of tars, oils, and other undesirable by-products Fixed/moving bed cannot handle fine material, thereby creating large piles of waste coal fines material Fluidized Bed Gasifier Moving Bed Gasifier 11

U-GAS(r): Highly Fuel FlexibleFluidized Bed versus Entrained Flow Entrained Flow Slurry Feed Entrained Flow Dry Feed SES U-GAS(r) 40+ ~10 -20 Moisture % ~ 20 - 25 50+ 12 High operating temperatureSlagging conditionsHigh capital intensityNo Tars & Oils formedCan process fine coalCannot process wet coal feed Med Operating TemperatureNon-slagging conditionsUniform temp profileNo Tars & Oils formedCan process fine coalHandles wet coal feed Gas Dry Char Coal (1-6mm) Steam Air/O2 Slag Gas Coal(0.1mm)Slurry or dry Coal(0.1mm)Slurry or dry Steam + Air/O2 Steam + Air/O2 FLUIDIZED-BED PROCESS ENTRAINED-FLOW PROCESS Ash %

Defining Fuel Flexibility Western Kentucky #9, washed & ROMWestern Kentucky #9 and 11, CampAustralian, Bayswater #2, Sydney BasinPittsburgh #8, Champion and IrelandIllinois #6, Peabody #10 & Crown IIIPolish, SilesiaFrench, Merlebach - ROMUtah - ROMColumbianIndian, N. Karanpura, washed & ROMShandong - ROM & washing middlingsYishan -Middlings Bituminous Coal U.S., China, Poland, Metallurgical CokeWestern Kentucky No. 9 coal charIllinois No. 6 coal charFinnish Peat, Viidansuo and SavalonevaUS Peat, Minnesota and North CarolinaOil Shale, Eastern USAutomobile Shredder Residue Coke Char, Peat & Wastes Sub-bit Coal & Lignite Chinese, Shen Fu - Sub-BituminousHenan Yima - Sub-bituminousIndian, Dadri, ROMMontana Rosebud, Colstrip - Sub- bituminousWyoming, Big Horn - Sub-bituminousNorth Dakota Lignite, FreedomSaskatchewan Lignite, ShandInner Mongolia Lignite BaiyinghuaQueensland - Sub-bituminous Biomass Pelletized waste wood, wood chipsBagasseWhole tree chips, hard and soft woodsDanish WillowRice and wheat straw Alfalfa stemsHighway clippingsBark and pulp sludgeChicken litter 13

14 OPERATIONS

U-GAS(r) Technology Development 15

Zao Zhuang ("ZZ") - Shandong Province JV with Shandong Hai Hua Coal & Chemical Co. Ltd (96% SES / 4% HH)Proven U-GAS(r) performance with successful commercial operation; over 3.5 yrsDesigned for 22,000 Nm3/hr of clean syngas on coal washing waste (40 wt% ash)High syngas availability...over 97% average30% turndown of design syngas rate Demonstrated on high ash middlings (55 wt%), ROM bituminous, high ash sub-bit, & ligniteSuccessful third party commercial coal testingYima Coal Industry GroupInner Mongolian LigniteAmbre EnergyYankuang Yishan Chemical Company Zao Zhuang Commercial Operations 16

Proximate Analysis Inner Mongolia Lignite ('09) Fines Reinjection ('10) Australian Sub-bit ('10) Moisture Content, wt % (ad) 12.05 1.84 4.84 Ash Content, wt % (ad) 20.40 27.39 37.76 Volatile Matter, wt % (ad) 31.18 29.64 32.25 Fixed Carbon, wt % (ad) 36.37 41.13 25.15 Moisture Content, wt% AR 26.50 4.0 LHV, BTU/lb, AR 6,786 9,162 6,904 Performance Inner Mongolia Lignite ('09) Fines Reinjection ('10) Australian Sub-bit ('10) CO+H2, mol% 65.14 66.60 72.5 H2/CO Ratio 1.43 1.23 1.05 HHV, BTU/scf* 254 256 272 Cold Gas Efficiency % 79 82 83 Carbon Conversion % 96 >98 96 * On a nitrogen, sulfur and moisture free basis ZZ Test Campaigns 17

Major Process Improvements SES' Fines Management System ("FMS") Carbon conversion and cold gas efficiency are calculated values. Slagging wet and dry feed gasification calculations based on DOE/NETL-2007/1281 IGGC performance study. Fixed bed gasification calculations based on DOE/NETL 401 / 040607 SNG performance study. 18 Performance Improvement from SES' FMS

ZZ Plant Performance 2011 19 19 (CHART) (CHART) (CHART)

Yima - A Multi-Phased Project Yima - A Multi-Phased Project The Yima Coal Industry Group is one of China's largest coal companies with total assets of RMB 15.7 billon (USD 2.3 billion)Chose U-GAS(r) following test campaign on Yima's high ash sub- bituminous coal at SES' Zao Zhuang facility 20

Yima Plant - Henan Province Phase 1 of $4B Mazhuang Coal Chemical and Energy Industrial ParkConverts 2400 mtpd of 38-45% ash coal to 300,000 mtpa methanolSyngas generation in mid-2012 Yima Coal Gasification Project 21

22 STRATEGY

Implementing Strategy Through Regional Growth Platforms Strategic partnering key to SES global growthPartners typically well capitalized, bring financial muscle to table Have ability to facilitate and capture new businessFacilitate completion of local approvals for projectsExperience with regional culture, language, customs and local business practicesPuts localized face/branding on CompanyEmerging markets focus, high demand, significant commercial potentialWell advanced in China, developing strong early foothold in IndiaOther Asian and developing regions on radar screen - Southeast Asia, Eastern Europe, Latin America, Southern Africa Regional approach leverages SES technology positionRegions targeted contain vast low-cost feedstock resources, essential to maintaining competitive advantage SES will have ability to capture and integrate these resources into regional commercial effort, further distinguishing SES as leading cost competitor 23

Multiple Paths to Growth & Profitability SES Advanced Gasification Technology Technology & Equipment Supply Selective Project Investments Integrated Coal Resource Projects 24 Three Pronged Global Growth StrategyTechnology, Equipment Supply & ServicesRapid U-GAS(r) CommercializationGrow installed baseNear term earningsProject InvestmentsEquity Carries & OptionsSelective InvestmentsEarnings from product salesIntegrating Coal ResourcesVertical integrationLinks low cost feedstock

LicensingPotential to be a sustained revenue generatorTechnology royalty is typically a one time fee collected across project design, construction & startupTypical project cycle...24 to 48 monthsTypical transaction range $3MM to $30MM+ (1)Specialized Equipment & Technical ServicesPre-Order Engineering Services...coal testing, feasibility studiesPDPs...engineered by SES & delivered prior to detailed designEquipment...proprietary equipment orders placed during detailed designTechnical Services...training, commissioning, start-up, ongoing support Technical Services Specialized Equipment Gasification Technology SES Scope of Supply Technology, Equipment & Services 1 Typically based on the project's daily capacity to produce CO & H2 (syngas) and methane as well as consideration for syngas energy content 25

Project Investments Capital Investment - JVs with equity investment & carried interestSyngas plants, SNG, integrated methanol/glycol facilities, fertilizer businessesBuild Own Operate ("BOO") modelBuild Own Transfer ("BOT") modelModular units; engineering, equipment and construction partnershipsOperating and technical servicesRevenue SourcesSyngas salesEnd product sales - SNG, Fuels, Chemicals, etcMajority Control/Minority Interest Positions Focus - targeting high growth, high product demand, emerging marketsGreenfield development and acquisitions 26

Representative Economics China SNG Case Base Case AssumptionsRepresentative 4 billion Nm3/yr SNG project in ChinaLow rank coal feedstockNatural gas prices are estimated price at the city gate; Total invested capital: $2.3bn; coal price net of VAT, Rmb85per met ton ($16/m ton) SES provides a clean, efficient & lower cost solution for SNGChina Synthetic Natural Gas - SNGAttractive economicsEncouraged by Chinese governmentLarge scale "mega" projects planned (Typically 4B Nm3/yr built in 1B Nm3/yr phases)Target fuel - low cost, low quality coalSES technology can unlock value in lignite coal vs. other gasification technologies which can be limited to higher grade coal1B Nm3/yr SNG => ~$150MM per annum in feedstock savings U-GAS(r) Economics for SNG in China Net Profit Potential from SNG 27 $/mmbtu

Integrating Coal Resources Vertically integrates and/or links under utilized, low quality coal resources to SES projects globallySES' U-GAS(r) technology facilitates monetization of low commercial value "stranded" coals that are otherwise difficult or impossible to commercializeSecures long-term low cost fuel for projectsPositions SES to be global leader in captive low rank coal resourcesTargeted regions include Asia, Eastern Europe, Eurasia, and parts of Africa 28

SES Resource Solutions 29

SRS Business Opportunities Coal export model Coal resource investment, including mining and rail to export port Coal consuming facilities, including SES U-GAS(r) facilities, in high value energy marketsAustralia, Indonesia, & Southern Africa are prime coal supply targetsIndia, China, Japan, Korea, & Vietnam are prime energy market targetsMine mouth gasification modelCoal resources are proximate to reasonably high value energy marketInvestment opportunity includes full chain from resource to ultimate marketIncludes coal supply and chemical/SNG facilities in one location RSA, Mozambique, & Eastern Europe prime targetsProductsDRI, SNG, methanol, ammonia, urea, acetic acid, gasoline, & power 30

Coal Export Model SRS is working with coal resource owners, Boards & executive management to quantify alternative options for commercialising their resources 31 Market constrained low grade coalHigh ash southern Africa coalIndonesian sub-bituminousHigh moisture content coalHigh ash Surat Basin Queensland coalLignite in southern Australia and New ZealandOutside of existing coal specs i.e. <4200 kcal/kg (7560 Btu/lb)Coals considered all fall within the property ranges successfully tested at SES' ZZ facility in China

Low Rank Coal In Indonesia 32 Indonesian OpportunitiesExtensive undeveloped portions of Kaltim Prima leaseUnlikely to be developedMay lose rights if not accessedSub 4200kcal/kg high moisture coal (>35% MC)To be priced outside of quality adjusted formulaData based on information provided by lease owner

Low Rank Coal In Mozambique SRS is working in MozambiqueExtensive mining area - 38,700 Ha1.8 billion tonne resourceThree potential routes to portAlso investigating in-country gasificationData based on information provided by lease owner 33

Low Rank Coal in Australia 34 SRS is working with a number of Surat Basin explorersExtensive land-locked high ash basinSurat Basin rail and new coal terminal at Gladstone proposedUnderpinned by Xstrata mine (~30M mtpa)SES technology avoids need for washing cost and water usage

Building Value Working to become uniquely and competitively positioned for gasification of low cost feedstocks on a global basisCommercializing gasification technology in high demand, high growth markets: our only business Building significant momentum - achieving rapid early growth through regional platform strategy - Yima/ZJX, Zuari/India, SES-RSProven track record - successful operations in China for three years; multiple development initiatives and opportunities in pipeline World class management and technical team, indigenous country expertise Technological and feedstock advantages on a global scale drives our growth. 35

36 MAKING A GLOBAL IMPACT